SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------




                                    Form 8-K




                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: April 28, 2003
                        (Date of earliest event reported)




                          Pre-Paid Legal Services, Inc.
             (Exact name of registrant as specified in its charter)



                          (Commission File No. 1-9293)





             Oklahoma                                  73-1016728
   (State or other jurisdiction             (I.R.S. Employer Identification No.)
         of incorporation)


      321 East Main Street
         Ada, Oklahoma                                 74821-0145
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (580) 436-1234




Item 7.    Financial Statements and Exhibits

         The following exhibits are included with this report:

   Exhibit No.                 Description
   -----------                 -----------
       99.1         Company Press Release dated April 28, 2003



Item 12. Results of Operation and Financial Condition

     On April 28, 2003, Pre-Paid Legal Services, Inc. (the "Company") issued a press release announcing its earnings and operating results for the three months ended March 31, 2003. A copy of the release is included as an exhibit to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRE-PAID LEGAL SERVICES, INC.


                                    By:       /s/ Randy Harp
                                    --------------------------------------------
Date:  April 28, 2003               Randy Harp, Chief Operating Officer








                                INDEX TO EXHIBITS

    Exhibit No.                      Description
    -----------                      -----------
       99.1         Company Press Release dated April 28, 2003





                                  EXHIBIT 99.1

For Release 8:30 am Eastern                               Company Melanie Lawson
Monday, April 28, 2003                                   Contact: (580) 436-1234

               Pre-Paid Legal Announces First Quarter 2003 Results
                   $20.3 Million Cash Flow for Quarter, Up 12%
          Net Income Up 36%, EPS Up 56%, and Membership Revenue Up 13%

     ADA, OK, April 28, 2003 - Pre-Paid Legal Services, Inc. (NYSE:PPD), today announced results for the first quarter ended March 31, 2003. Reported net income for the first quarter of 2003 increased 36 percent to $12.0 million from $8.9 million for the prior year's first quarter. Diluted earnings per share increased 56 percent to 67 cents per share from 43 cents per share for the prior year's comparable quarter due to increased net income of 36 percent and an approximate 12 percent decrease in the weighted average number of outstanding shares. Membership revenues increased 13 percent to $81.5 million from $71.9 million for the same period last year.

     Net cash provided from operating activities for the 2003 quarter increased 12 percent to $20.3 million from $18.1 million for the 2002 quarter. At March 31, 2003, the Company had cash and investment balances exceeding $37 million after spending $19.9 million during the first quarter of 2003 to repurchase 1.0 million shares of its stock at an average share price of $19.92. The Company has accessed $4 million of the $10 million available to it under a previously announced stock purchase line of credit. At March 31, 2003, the Company had $1.3 million outstanding after repaying $2.7 million of these advances and may access the remaining $6 million available for additional stock purchases through May 31, 2003. At March 31, 2003, the Company also had $11.9 million outstanding on its $20 million line of credit for its new office construction.

     The Company will conduct a conference call to present the first quarter results on Wednesday, April 30, 2003 at 8:30 a.m. Eastern Time. The conference call will be webcast on the investor relations' page of www.prepaidlegal.com or may be accessed by dialing (913) 981-5520. Audio replay will be available beginning at 11:30 a.m. Eastern Time on April 30, 2003 and will run through midnight Tuesday, May 6, 2003 by dialing (719) 457-0820; passcode for the replay is 574134. The presentation will be available on the web site indefinitely by selecting "Earnings Calls" under the "Investor Relations" section. Questions may be submitted prior to the call via email to investor@pplsi.com.

     The Company expects to file its quarterly report on Form 10-Q for the three months ended March 31, 2003 later today.

About Pre-Paid Legal Services
     Pre-Paid Legal Services develops and markets legal service plans across North America. The plans typically provide for legal service benefits, including unlimited attorney consultation, will preparation, traffic violation defense, automobile-related criminal charges defense, letter writing, document preparation and review and a general trial defense benefit. More information can be located at the Company's homepage on the worldwide web at http://www.prepaidlegal.com.

     Forward-Looking Statements
     Statements in this press release, other than purely historical information, regarding the Company's future plans and objectives and expected operating results, and statements of the assumptions underlying such statements, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained herein are based on certain assumptions that may not be correct. They are subject to risks and uncertainties incident to the Company's business that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are described in the reports and statements filed by the Company with the Securities and Exchange Commission, including (among others) those listed in the Company's Form 10-K and Form 10-Q, and include the risks that the Company's membership persistency or renewal rates may decline, that the Company may not be able to continue to grow its memberships and earnings, that the Company is dependent on the continued active participation of its principal executive officer, that pending or future litigation may have a material adverse effect on the Company if resolved unfavorably to the Company, that the Company could be adversely affected by regulatory developments, that competition could adversely affect the Company, that the Company is substantially dependent on its marketing force and that the Company's stock price may be affected by short sellers. Please refer to pages 37 and 38 of the Company's 2002 Form 10-K for a more complete description of these risks. The Company undertakes no duty to update any of the forward-looking statements in this release.
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PRE-PAID LEGAL SERVICES, INC.
Financial Highlights (Unaudited)

             (Dollars and shares in 000's, except per share amounts)

                                                                Three Months Ended March
                                                                           31,
                                                               --------------------------
                                                                   2003          2002
                                                               ------------  ------------
Revenues:
  Membership fees...........................................   $    81,547   $    71,894
  Associate services........................................         7,537         9,019
  Other.....................................................         1,236         1,118
                                                               ------------  ------------
                                                                    90,320        82,031
                                                               ------------  ------------
Costs and expenses:
  Membership benefits.......................................        26,725        24,312
  Commissions...............................................        28,178        27,808
  Associate services and direct marketing...................         7,059         7,568
  General and administrative................................         7,993         7,802
  Other, net................................................         1,993           999
                                                               ------------  ------------
                                                                    71,948        68,489
                                                               ------------  ------------

Income before income taxes..................................        18,372        13,542
Provision for income taxes..................................         6,338         4,672
                                                               ------------  ------------
Net income..................................................   $    12,034   $     8,870
                                                               ------------  ------------

Basic earnings per common share.............................   $     .67     $     .44
                                                               ------------  ------------
Diluted earnings per common share...........................   $     .67     $     .43
                                                               ------------  ------------

Weighted average number of shares, as adjusted:
    Primary.................................................        18,039        20,304
                                                               ------------  ------------
    Diluted.................................................        18,055        20,444
                                                               ------------  ------------

Net cash provided by operating activities...................   $    20,272   $    18,063
                                                               ------------  ------------
Net cash used in investing activities.......................   $    (6,001)  $    (3,504)
                                                               ------------  ------------
Net cash used in financing activities.......................   $   (18,062)  $   (19,372)
                                                               ------------  ------------

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